Receivables factoring	12 Months Ended
Dec. 31, 2025
Receivables Factoring
Receivables factoring

10	Receivables factoring

The receivables factoring facility represents an interest-bearing loan for an amount of US$298,719 (2024: US$258,415) based on terms and conditions set out in the facility agreement dated January 10, 2019 and further revised on April 22, 2021. The loan is secured, bears an effective interest rate of 9.6% (2024: 9.8%) per annum calculated on a daily rest basis at the end of the reporting period. Principal and interest are to be repaid within 30 to 120 (2024: 120) days from the date of each invoice.

The weighted average interest rate as of December 31, 2025 and 2024 was 9.6% and 9.8% per annum, respectively. Interest expense during the years ended December 31, 2025 and 2024 was US$33,912 and US$57,068, respectively.

CURRENC GROUP INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS